UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 15, 2005

Commission File Number: 0-17821

ALLION HEALTHCARE, INC.

(Exact Name of registrant as specified in its charter)

Delaware	11-2962027
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1660 Walt Whitman Road, Suite 105, Melville, NY 11747

(Address of principal executive offices)

Registrant’s telephone number, including area code: (631) 547-6520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 8.01 Other Events

Allion Healthcare, Inc. has filed with the U.S. Securities and Exchange Commission a registration statement on Form S-1 relating to an initial public offering of its common stock, par value $.001. All of the shares to be registered will be offered by Allion Healthcare. The number of shares to be offered and the price range for the offering have not yet been determined.

Allion Healthcare is a national provider of specialty pharmacy and disease management services focused on HIV/AIDS patients. Allion Healthcare sells HIV/AIDS medications, ancillary drugs and nutritional supplies under its trade name MOMS Pharmacy. Allion Healthcare works closely with physicians, nurses, clinics, AIDS Service Organizations, and with government and private payors, to improve clinical outcomes and reduce treatment costs for its patients.

Allion Healthcare intends to use the net proceeds from the offering to repay outstanding indebtedness, redeem outstanding warrants and for general corporate purposes, including for working capital and for strategic acquisitions.

Thomas Weisel Partners LLC, as lead manager, and William Blair & Company and First Albany Capital, as co-managers, are underwriters for the offering. When available, copies of the preliminary prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, may be obtained from Thomas Weisel Partners LLC, 390 Park Avenue, 16th Floor, New York, NY 10022.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Statements regarding the proposed offering, as well as any other statements that are not historical facts in this release are forward-looking statements that involve certain risks, uncertainties and assumptions. These include, but are not limited to, general market conditions, conditions in the financial markets, customary offering closing conditions and other factors detailed in the registration statement relating to these securities and Allion Healthcare’s other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Allion Healthcare, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: April 15, 2005

Allion Healthcare, Inc.

By:	/s/ James G. Spencer
James G. Spencer
Chief Financial Officer,
Secretary and Treasurer